UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2017

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Level 3 Communications, Inc. (the “Company”), held its special meeting of stockholders on March 16, 2017 (the “Special Meeting”) to consider the matters relating to the proposed acquisition of the Company by CenturyLink, Inc.  At the meeting, stockholders present in person or by proxy voted on the matters described below.  The votes noted below are the final voting results.

There were 360,078,836 of our common stock entitled to vote at the Special Meeting and a total of 295,681,304 shares (approximately 82.12% of the outstanding common stock) were represented at the meeting in person or by proxy.

1)             To approve the proposal to adopt the Agreement and Plan of Merger, dated as of October 31, 2016, among Level 3 Communications, Inc. (“Level 3”), CenturyLink, Inc. (“CenturyLink”), Wildcat Merger Sub 1 LLC (“Merger Sub 1”) and WWG Merger Sub LLC, pursuant to which Merger Sub 1, a wholly owned subsidiary of CenturyLink, will merge with and into Level 3, with Level 3 surviving the merger as a wholly owned subsidiary of CenturyLink; and to approve the merger:

For	Against	Abstain
292,255,451	1,969,598	1,456,255

2)             To approve the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Level 3’s named executive officers in connection with the merger, and the agreements and understandings pursuant to which such compensation may be paid or become payable:

For	Against	Abstain
284,982,877	8,050,764	2,647,663

3)             To approve the proposal to approve the adjournment or postponement of the special meeting, if necessary or appropriate to solicit proxies if there are not sufficient votes at the time of the special meeting to approve the merger proposal:

For	Against	Abstain
278,516,760	15,309,794	1,854,750

Item 8.01.  Other Events.

On March 16, 2017, the Company and CenturyLink, Inc. issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of the shareholders of CenturyLink, Inc., a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Joint Press Release of Level 3 Communications, Inc. and CenturyLink, Inc. dated March 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: March 17, 2017

Exhibit Index

Exhibit	Description

99.1	Joint Press Release of Level 3 Communications, Inc. and CenturyLink, Inc., dated March 16, 2017.